SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 5, 2008

(Date of earliest event reported)

UNIVERSAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-652	54-0414210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 North Hamilton Street Richmond, Virginia	23230
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(804) 359-9311

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principle Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On August 5, 2008, the Registrant’s Board of Directors elected George C. Freeman, III, as Chairman of the Board of Directors with immediate effect. Mr. Freeman’s current compensation is described in the Registrant’s proxy statement for the 2008 annual meeting of shareholders as filed with the Securities and Exchange Commission on June 25, 2008. There were no changes to his compensation in connection with his election. The Registrant and Mr. Freeman are parties to an Employment Agreement dated November 17, 2006. There were no amendments to the Employment Agreement in connection with his election. A detailed description of the terms of the Employment Agreement with Mr. Freeman was included in the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 24, 2006.

In addition, on August 5, 2008, the Registrant’s Board of Directors elected W. Keith Brewer as Executive Vice President and Chief Operating Officer with immediate effect. Mr. Brewer’s current compensation is described in the Registrant’s proxy statement for the 2008 annual meeting of shareholders as filed with the Securities and Exchange Commission on June 25, 2008. There were no changes to his compensation in connection with his election. The Registrant and Mr. Brewer are parties to an Employment Agreement dated November 17, 2006. There were no amendments to the Employment Agreement in connection with his election. A detailed description of the terms of the Employment Agreement with Mr. Brewer was included in the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 24, 2006.

A copy of the press release announcing these elections is filed as Exhibit 99.1 to this report.

Item 8.01.	Other Events.

On August 5, 2008, the Registrant issued a press release announcing quarterly dividends for the Registrant’s common stock and preferred stock. The press release is furnished as Exhibit 99.2 to this Report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

No.	Description
99.1	Press release dated August 5, 2008, announcing Chairman and Chief Operating Officer elections.*

99.2	Press release dated August 5, 2008, announcing quarterly dividends.*

*	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION
(Registrant)

Date: August 5, 2008	By:	/s/ Preston D. Wigner
Preston D. Wigner
Vice President, General Counsel and Chief Compliance Officer

Exhibit Index

Exhibit Number	Document
99.1	Press release dated August 5, 2008, announcing Chairman and Chief Operating Officer elections.*

99.2	Press release dated August 5, 2008, announcing quarterly dividends.*

*	Filed Herewith